SECOND AMENDMENT

         SECOND AMENDMENT, dated as of November 20, 1997 (this "Amendment"), to the Credit Agreement, dated as of October 2, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement), among Sprint Spectrum L.P., a limited partnership organized under the laws of the State of Delaware (the "Borrower"), Northern Telecom Inc. and the several banks and other
financial   institutions  and  entities  from  time  to  time  parties  thereto
(collectively, the "Lenders") and Bank of America NT&SA, as agent for the Lenders.

                              W I T N E S S E T H:

                     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower; and

                     WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amend-ment, and the Lenders are willing to agree to such modifications as provided for in this Amendment;

                     NOW,  THEREFORE,   the  parties  hereto  hereby  agree  as
follows:

                     1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                     2. Amendments to Credit Agreement. (a) Subsection l.1 of the Credit Agreement is hereby amended by adding the following new definition in correct alphabetic order.

                  "'Capitalized Interest Loan' as defined in Subsection 2.7(d)."

                    (b) Subsection 2.2(a) of the Credit Agreement is hereby amended by deleting the proviso contained in the first sentence thereof in its entirety and inserting in lieu thereof the following new proviso:

                  "provided that no more than two borrowings may be made here-
                   under during any of the successive one-month periods following the Initial Borrowing Date"

                    (c) Subsection 2.7(d) of the Credit Agreement is hereby amended by (i)deleting clause (ii) thereof in its entirety and inserting in lieu thereof the following:

                  "(ii) on any Interest Payment Date occurring during the Interest Capitalization Period, such accrued interest shall be capitalized and added to the principal amount of the Specified Loan on which such capitalized interest shall have accrued."

and (ii) inserting the following sentence to the end of such subsection:

                  "For purposes of clarification, any Loans (each being a "Capitalized Interest Loan") made pursuant to this subsection 2.7(d) as a result of capitalized interest being added to the principal amount of a Specified Loan shall, for purposes of subsections 2.3(a) and 2.7(d), be deemed to be made in the same Borrowing Year in which the Specified Loan was made (including Capitalized Interest Loans on Specified Loans which were originally Capitalized Interest Loans)."


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                    (d) Subsection  6.1(f) of the Credit Agreement is hereby
amended by deleting the number "80,000,000" contained in the table contained therein and substituting in lieu thereof the number "60,000,000."

                    (e) Subsection 6.1(g) of the Credit Agreement is hereby amended by deleting the numbers "450,000" and "850,000" contained in the table contained therein and substituting in lieu thereof the numbers "210,000" and "490,000", respectively.

                    (f) Section 1 of Schedule I to the Credit Agreement is here-by amended by deleting clauses (v) and (vi) of the definition of "Phase II Commitment Period" contained therein and inserting in lieu thereof the following new clauses:

                  "(v) the Borrower has drawn $800,000,000 hereunder and drawn or utilized substantially all of the Bona Fide Commitments described in the definition of Phase I Commitment Period
                  (excluding any portion of the Bank Credit Facilities or any other such Bona Fide Commitments which has not been utilized as a result of a determination by the Borrower that the actual utilization of other sources of funding available to the Borrower was not in the Borrower's best interest) and (vi) there are then at least 60,000,000 Covered POPS"

                    (g) Section 2 of Schedule I to the Credit Agreement is here-by amended by deleting such Section in its entirety and substituting in lieu thereof the following:

         "2.        Use of Proceeds.

                  The Proceeds of the Loans shall be used to finance the purchase of goods and services provided by the Vendor under the Vendor Procurement Contract associated with the build-out of the Borrower's national wireless telecommunications system; provided that the aggregate amount of Loans which shall have been made to finance Soft Costs shall not exceed (a) at any time prior to the commencement of the Phase II Commitment Period $250,000,000 and (b) from and after the commencement of the Phase II Commitment Period the greater of (i) $250,000,000 and (ii) 30% of the value of all cumulative non-cancelable orders placed by the Borrower under the Vendor Procurement Contract subsequent to the execution thereof which have deliveries required within 120 days from the date the order was placed; provided that in no event shall the aggregate amount of Loans made to finance Soft Costs exceed $300,000,000.

                    3. Agreement of Lender. The Lenders hereby agree that the modifications to subsection 6.1(f) and (g)set forth in this Agreement shall be permitted to be made to the Other Vendor Credit Facility.

                    4. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agree-ment are and shall remain in full force and effect.

                    5. Uncapitalized Accrued Interest. The interest on each Specified Loan accrued between September 30, 1997, and the date of this Amend-ment shall be capitalized and added to the principal amount of the Specified Loan on which such capitalized interest shall have accrued. Such capitalization shall occur on ecember 31, 1997.

                    6. Effectiveness. This Amendment shall become effective upon (a)receipt by the Agent of counterparts hereof, duly executed and delivered by the Borrower and the Requisite Lenders, (b) the Requisite Aggregate Lenders

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agreeing to the modifications to subsection 6.1(f)and (g)set forth in this
Amendment, and (c) the effectiveness of amendments causing identical modifi-cations to subsections 6.1(f) and (g) of the Other Vendor Credit Facility and the Bank Credit Facility.

                    7. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                    (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Vendor. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

SPRINT SPECTRUM L.P.

By: SPRINT SPECTRUM HOLDING COMPANY, L.P.
its general partner

By: /s/ Robert E. Sleet, Jr.
Name:   Robert E. Sleet, Jr.
Title:   Vice President & Treasurer

BANK OF AMERICA NT&SA,
as Agent

By: /s/ Leandro Balidoy
Name:  Leandro Balidoy
Title:   Vice President

BANK OF AMERICA NT&SA,
as a Lender

By: /s/ Fred L. Thorne
Name:  Fred L. Thorne
Title:   Vice President

NORTHERN TELECOM INC.
as a Lender

By: /s/ Michael W. McCorkle
Name:  Michael W. McCorkle
Title:   Director, Customer Finance



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BANK OF NOVA SCOTIA

By: /s/ Vincent J. Fitzgerald, Jr.
Name:  Vincent J. Fitzgerald, Jr.
Title:   Authorized Signatory

THE CIT GROUP/EQUIPMENT FINANCING, INC.

By: /s/ John E. Palmer
Name: John E. Palmer
Title:   Senior Credit Operations Manager

COMERICA BANK

By: /s/ Thomas J. Randall
Name:  Thomas J. Randall
Title:   Vice President

EXPORT DEVELOPMENT CORP.

By: /s/ Robert Forbes
Name: Robert Forbes
Title:  Director, Financial Services

By: /s/ Stephen Davies
Name: Stephen Davies
Title:  International Contracts Specialist

GULF INTERNATIONAL BANK B.S.C.

By: /s/ Abdel-Fattah Tahoun
Name: Abdel Fattah Tahoun
Title:  Senior Vice President

By: /s/ Haytham F. Khalil
Name: Haytham F. Khalil
Title:  Assistant Vice President

ING BARING (U.S.) CAPITAL CORP

By: /s/ Joan M. Chiappe
Name: Joan M. Chiappe
Title:  Vice President

MERITA BANK, LTD.

By: /s/ Charles J. Lansdown
Name: Charles J. Lansdown
Title:  Vice President

By: /s/ Eric I. Mann
Name: Eric I. Mann
Title:  Vice President


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MORGAN GUARANTY TRUST COMPANY OF
NEW YORK

By: /s/ Colleen McCloskey
Name:  Colleen McCloskey
Title:  Associate

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

By: /s/ Lynn Callicott Baranski
Name: Lynn Callicott Baranski
Title:  Authorized Signatory

NTFC CAPITAL CORPORATION

By: /s/ Jerry E. Vaughn
Name: Jerry E. Vaughn
Title:  Senior Vice President

ROYAL BANK OF CANADA

By: /s/ Andrew Cozewith
Name: Andrew Cozewith
Title:   Manager

ROYALTON COMPANY

By: /s/ Raymond Kennedy
Name: Raymond Kennedy
Title:  Vice President

UNION BANK OF SWITZERLAND,
New York Branch

By: /s/ Robert H. Riley, III
Name: Robert H. Riely, III
Title:  Managing Director

By: /s/ David G. Dickinson, Jr.
Name: David G. Dickinson, Jr.
Title:  Assistant Treasurer

VAN KAMPEN AMERICAN

By: /s/ Jeffrey W. Maillet
Name: Jeffrey W. Maillet
Title:  Senior Vice President & Director